UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2026

The Gorman-Rupp Company

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-6747	34-0253990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Airport Road
Mansfield, Ohio		44903
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (419) 755-1011

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	GRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2026, James C. Kerr, Executive Vice President and Chief Financial Officer, informed The Gorman-Rupp Company (the “Company” or “Gorman-Rupp”) of his decision to retire from the Company. Mr. Kerr will be succeeded as Chief Financial Officer by current Vice President of Finance, Ronald F. Stoops, effective October 1, 2026. Mr. Kerr will assist with the transition and after October 1, 2026 will continue to serve as a senior advisor to the Company until his retirement from employment with the Company at a date to be determined later.

Mr. Kerr joined Gorman-Rupp in 2016 and has served as Chief Financial Officer since 2017. During his tenure he has been instrumental in guiding Gorman-Rupp’s finance and accounting, strategic planning, information technology, investor relations, and acquisition capabilities to new levels while driving the organization to heightened financial performance.

Mr. Stoops, age 41, joined Gorman-Rupp in 2020 as Director of Financial Reporting, and has served as Vice President of Finance since January 2025. During the past six years, Mr. Stoops has been involved in the Company’s financial reporting, tax compliance, external reporting, strategic planning, and investor relations efforts. Prior to joining Gorman-Rupp, he held financial positions with a publicly held global manufacturing company and started his career with the audit practice of KPMG. He has a B.S. in Business Administration, with a specialization in Accounting and Finance, from The Ohio State University, Fisher College of Business.

There are no family relationships between Mr. Stoops and any director or executive officer of the Company. There are no transactions in which Mr. Stoops has an interest that are required to be disclosed under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

On July 24, 2026, the Company issued a press release announcing that James C. Kerr has informed the Company of his decision to retire from the Company and plans to step down from his executive officer position as Executive Vice President and Chief Financial Officer effective October 1, 2026. The press release further announces that current Vice President of Finance, Ronald F. Stoops, will succeed Mr. Kerr as Chief Financial Officer effective October 1, 2026. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

(99)	News Release dated July 24, 2026

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY

Date:	July 24, 2026	By:	/s/Brigette A. Burnell
Brigette A. Burnell Executive Vice President, General Counsel and Corporate Secretary